                                                                   Exhibit 10.36

                                                                  CONFORMED COPY

DATED                              21 December                              1999
________________________________________________________________________________



                            PERSON SERVICES LIMITED                          (1)

                                    - AND -

                     PEARSON GROUP PENSION TRUSTEE LIMITED                   (2)





________________________________________________________________________________


                         DEED OF ADOPTION OF NEW RULES

                                 IN RESPECT OF

                               THE EXTEL SECTION

                                       OF

                         THE PEARSON GROUP PENSION PLAN

________________________________________________________________________________





                              Lovell White Durrant
                               65 Holborn Viaduct
                                London EC1A 2DY

                                   B2/JM/RAS

                                                              Stamp (pound) 5.00
                                                                        12.01.00

THIS DEED OF ADOPTION OF NEW RULES is made           21 December            1999

BETWEEN:

(1) PEARSON SERVICES LIMITED (registered in England No. 1341060) whose registered office is at 3 Burlington Gardens London W1X 1LE (the "Principal Company"); and

(2) PEARSON GROUP PENSION TRUSTEE LIMITED (registered in England No. 1765290) whose registered office is at 3 Burlington Gardens aforesaid (the "Trustee").

WHEREAS:

(A) The Pearson Group Pension Plan (the "Plan") is at the date hereof governed by a trust deed made on 10 October 1997 (the "Trust Deed").

(B)  The Trustee is the present trustee of the Plan.

(C) By clause A.4 of the Trust Deed the Trustee may at any time with the consent of the Principal Company alter or modify all or any of the provisions of the Plan subject as therein mentioned.

(D) The Trustee wishes to alter the Rules of The Extel Section in the way set out below and the Principal Company consents to the alteration, as is shown by its execution of this deed.

NOW THIS DEED WITNESSES that the rules set out in the schedule to the Deed of Adoption of Rules in respect of The Extel Section of the Plan dated 8 September 1998 shall cease to have effect and the rules set out in the schedule to this deed are substituted in their place as the Rules of The Extel Section with effect on and from the date of this deed SAVE AND EXCEPT that (unless explicitly stated to the contrary in the Rules set out in the schedule to this deed) in respect of the rights and benefits under the Plan of all persons who were not active Members on the date of this deed the provisions of the rules of the Plan in force prior to the date of this deed shall (where appropriate) continue to apply PROVIDED HOWEVER that the Trustee and the Principal Company shall not hereby be precluded from making any specific alteration or modification within their powers under the Trust Deed relating to such Members or any of them.

EXECUTED AS A DEED the day and year first above written.

                                    SCHEDULE

                       THE RULES OF THE EXTEL SECTION OF
                         THE PEARSON GROUP PENSION PLAN

                                    CONTENTS

Rule                                                                        Page
A.        DEFINITIONS                                                          4

B.        ADMINISTRATION OF SECTION

B.1       LEAD COMPANY                                                         9
B.2       INVESTMENT COMMITTEE                                                 9
B.3       TRANSITIONAL ARRANGEMENTS                                            9
B.4       EMPLOYMENTS TO WHICH THESE RULES RELATE                              9
B.5       EQUAL TREATMENT                                                      9

C.        MEMBERSHIP AND CONTRIBUTIONS

C.1       MEMBERSHIP                                                          10
C.2       ABSENCE FROM WORK                                                   10
C.3       PART-TIME EMPLOYMENT                                                11
C.4       MEMBERS' CONTRIBUTIONS                                              12
C.5       CHANGE OF EMPLOYER                                                  12
C.6       LINKED PENSIONABLE SERVICE                                          12
C.7       SECONDMENT                                                          13

D.        BENEFITS ON RETIREMENT

D.1       PENSION RETIREMENT AT NORMAL RETIREMENT DATE                        14
D.2       LATE RETIREMENT                                                     14
D.3       EARLY RETIREMENT DUE TO INCAPACITY                                  14
D.4       EARLY RETIREMENT FOR REASONS OTHER THAN INCAPACITY                  15
D.5       OPTIONAL PENSION FOR DEPENDANTS                                     16
D.6       COMMUTATION                                                         17

E.        BENEFITS ON DEATH

E.1       DEATH OF A MEMBER IN SERVICE                                        18
E.2       DEATH WHILST ENTITLED TO A DEFERRED PENSION                         19
E.3       DEATH IN RETIREMENT                                                 19
E.4       DEPENDANTS' PENSIONS                                                20
E.5       REDUCTION FOR YOUNG SPOUSE                                          20
E.6       RECENT MARRIAGE OF A MEMBER                                         20

Rule                                                                 Page
F.        BENEFITS ON WITHDRAWAL

F.1       BENEFITS ON WITHDRAWAL                                      21
F.2       RETURN OF CONTRIBUTIONS                                     21
F.3       DEFERRED PENSION                                            21
F.4       LATE PAYMENT                                                22
F.5       EARLY PAYMENT                                               22
F.6       MINIMUM AMOUNTS ON EARLY OR LATE PAYMENT                    23
F.7       TRANSFERS                                                   24


G.        ADDITIONAL BENEFITS

G.1       PENSION INCREASES                                           25


H.        PAYMENT OF BENEFITS

H.1       PENSIONS                                                    26
H.2       METHOD OF PAYMENT                                           26
H.3       INTEREST ON LATE PAYMENT                                    26
H.4       DISPUTES                                                    26
H.5       PROVISION OF INFORMATION                                    27
H.6       DEDUCTION OF TAX                                            27
H.7       MINORS                                                      27
H.8       PROTECTION FOR THE TRUSTEE                                  27
H.9       DISTRIBUTION OF LUMP SUM DEATH BENEFITS                     28


          APPENDIX

          SPECIAL PROVISIONS IN RESPECT OF MEMBERS OF THE OLD
          PLAN WHOSE PENSIONABLE SERVICE ENDED PRIOR TO
          1 FEBRUARY 1995                                             29

A.     DEFINITIONS

A.1.1  Unless the context otherwise requires:

       (a) the definitions contained in paragraph 1 of Schedule 5 to the Trust Deed shall apply to these Rules, except where Rule A.1.2 below gives a different meaning to any of the terms used in Schedule 5 or adds to those terms;

       (b)  the provisions as to interpretation in paragraphs 2, 3 and 4 of
            Schedule 5 to the Trust Deed shall apply to these Rules; and

       (c)  the Appendix shall form part of these Rules.

A.1.2  The terms set out below shall have the following meanings:

       "AVERAGE REVALUED FLUCTUATING EARNINGS"
       a Member's Revalued Fluctuating Earnings divided by the number of complete years (and a fraction for complete months) of Pensionable Service after 6 April 1978. If a Member has been in Pensionable Service for less than 12 months it means the amount of Fluctuating Earnings in excess of the amount of Salary paid to him or her during the period of his or her Pensionable Service. This amount is revalued as described in the definition of Revalued Fluctuating Earnings only if a 5 April falls in the period of his or her Pensionable Service;

       "CHILD"
       in relation to a Member, a child of the Member (including a stepchild or adopted child) and from the date of his or her birth any such child conceived but not born before the Member's death and any other child who is in the opinion of the Trustee financially dependent on the Member. Such child must be under age 18 of under age 23 and receiving full-time education or unpaid vocational training;

       "COMMENCEMENT DATE"
       1 February 1995;

       "DEPENDENT"
       in relation to a Member, any natural person who in the opinion of the Trustee is (or was at the date of the Member's death) financially dependent on the Member;

       "EMPLOYEE"
       a permanent employee, or a director, in Service with any of the Employers to which these Rules relate;

       "FINAL PENSIONABLE SALARY"
       in relation to a Member the greater of:

       (a) the highest Salary paid to the Member in any consecutive period of 12 months in the five years immediately before the termination of the Member's Pensionable Service. If a Member has been in Pensionable Service for less than 12 months, the amount of Salary paid to him or her during Pensionable Service is converted to an annual amount on an appropriate basis as advised by the Actuary; and

(b) the highest time-weighted annual average rate of the Member's Salary calculations made for the purposes of the Rules in any period of three consecutive years ending in the ten years immediately before the termination of the Member's Pensionable Service;

For the purposes of this definition Salary is interpreted as if the words "the annual rate of" were omitted;

"FLUCTUATING EARNINGS"
the annual amount of all emoluments paid to a Member by his or her Employer which are treated for tax purposes as emoluments of an office or employment, less the Member's Salary;

"GROSS PAY"
the annual rate of all a Member's emoluments from his or her Employer which are treated for tax purposes as emoluments from an office or employment other than any amounts paid to the Member by the Employer to reimburse expenses which he or she has properly incurred in respect of his or her Employment or as an allowance in respect of such expenses. It also includes any pay which the Lead Company has declared to be profit related pay;

"INCAPACITY"
either that a Member is prevented by physical or mental deterioration from following his or her normal employment with the Employer or that his or her earning capacity is seriously impaired. The decision whether or not a Member is incapacitated is for the Lead Company on the basis of opinions from not fewer than two qualified medical practitioners;

"LEAD COMPANY"
Exshare Financial Limited (previously called Extel Financial Limited) registered in England No. 949387);

"LIMITED MEMBER"
See Rule C.1.3;

"LOWER TIER MEMBER"
a Member who is paying contributions to the Plan at the lower rate described in Rule C.4.1;

"LOWER TIER SERVICE CREDIT"
in respect of a Member who:

(a)       joined The Extel Section with effect from Commencement Date;
(b)       was not in receipt of a pension at Commencement Date; and
(c) had not ceased on or before Commencement date to Accrue benefits under the Old Plan with entitlement to deferred pension under the Plan at Commencement Date the number of months of additional notional pensionable service calculated as follows:

          (i)       for a Member who had not attained age 62 on Commencement
                    Date,

                    N x 36
                    -
                    NS

                    where

          N = the number of calendar months of the Member's Pensionable Service completed after Commencement Date but before Normal Retirement Date as a Lower Tier Member;

          NS = the number of calendar months of the Member's potential
               Pensionable Service from Commencement Date to Normal Retirement Date


          Provided that should any of the Member's potential Pensionable Service be part-time employment, the Member's benefits shall be adjusted appropriately as the Trustee acting on the advice of the Actuary shall decide; and

    (ii) for a Member who had attained age 62 on Commencement Date and was a Lower Tier Member on that date, the actual number of months' difference between Commencement Date and that Member's 65th birthday,

"MEMBER"
a person in membership of The Extel Section of the Plan so long as any benefits are or may be payable to or in respect of him or her under the Plan;

"NORMAL RETIREMENT DATE"
in respect of all Members admitted as active Members of The Extel Section on or after the Commencement Date, the 62nd birthday;

"OLD PLAN"
the Extel Pension Fund established by a trust deed dated 1 March 1929;

"PENSIONABLE SERVICE"
in respect of a Member the period calculated in complete years and months (with each month counted as one-twelfth of a year) equal to the aggregate of (i) the only or last period of Service as a Member of The Extel Section of the Plan up to Normal Retirement Date (subject to Rule D.2.1) or, if earlier, the effective date of any notice given under Rule C.1.4 and (ii) a period equal to the Member's pensionable service accrued or credited under the Old Plan as at Commencement Date. Where the Member was an active member of the Old Plan on the day immediately before Commencement Date and became an active Member of The Extel Section on Commencement Date, this second period shall be increased by 10 per cent. Where a Member has paid additional voluntary contributions under the Old Plan before the Commencement Date on the basis of additional years of Pensionable Service the period of such additional years:

(a) shall not be included when calculating the 10 per cent increase referred to above; and

(b) shall be actuarially adjusted to take account of the earlier Normal Retirement Date from which they will be payable.

"PRICES INDEX"
the general index of retail prices as published by the Central Statistical Office or such other index as may from time to time be selected by the Trustee with the consent of the Principal Company and approved for use in this behalf by the Commissioners of Inland Revenue;

"PROTECTED 1989 MEMBER"
a Member in relation to whom restrictions of the type set out in paragraphs 20 and 22 to 26 of Schedule 6 to the Finance Act 1989 do not apply because of the Retirement Benefits Schemes

(Continuation of Rights of Members of Approved Schemes) Regulations 1990 or a decision of the Commissioners of Inland Revenue;

"REVALUED FLUCTUATING EARNINGS"
at the date he or she ceases to be in Pensionable Service, a Member's total Fluctuating Earnings paid by an Employer after the date he or she became a Member (or, if later, 6 April 1978) revalued on 5 April each year up to 5 April before the date he or she ceases to be in Pensionable Service in the same way (as far as practicable) as earnings factors are revalued in accordance with orders made under s16(1) 1993 Act. If s16(1) or the orders made under it are amended or re-enacted resulting in the method of revaluation becoming inappropriate in the opinion of the Principal Company and the Trustee they may agree to substitute another method of revaluation;

"SALARY"
the annual rate of a Member's basic remuneration from the Employers excluding bonuses, commissions, overtime payments, shift pay, fees, travelling expenses and any other fixed or fluctuating emoluments. It includes pay which the Lead Company has declared to be profit related pay;

"SCALE PENSION"
in relation to a Member, the sum of:

(i) 1/60th of his or her Final Pensionable Salary multiplied by the period of his or her Pensionable Service before 6 April 1978;

(ii) 1/60th of his or her Final Pensionable Salary multiplied by the aggregate period of his or her Pensionable Service on and after 6 April 1978 as an Upper Tier Member and his or her Upper Tier Service Credit;

(iii) 1/60th of that part of his or her Revalued Fluctuating Earnings which relates to his or her Pensionable Service on and after 6 April 1978 as an Upper Tier Member;

(iv) 1/100th of his or her Final Pensionable Salary multiplied by the aggregate period of his or her Pensionable Service on and after 6 April 1978 as a Lower Tier Member and his or her Lower Tier Service Credit;

(v) 1/100th of that part of his or her Revalued Fluctuating Earnings which relates to his or her Pensionable Service on and after 6 April 1978 as a Lower Tier Member.

If, when his or her Pensionable Service ends, the GMP of an Upper Tier Member is greater than the sum of (iv) and (v) above, the sum of (i) to (v) above must not be less than his or her GMP plus 1/150th of his or her Final Pensionable Salary multiplied by the period of his or her Pensionable Service on and after 6 April 1978 as an Upper Tier Member plus 1/150th of that part of his or her Revalued Fluctuating Earnings which relates to his or her Pensionable Service on and after 6 April 1978 as an Upper Tier Member.

"SPECIAL DIRECTOR"
a Member who, at any time in the ten years immediately before his or her Service ends, has been a director of any of the Employers as defined in s612 1988 Act and who is within s417(5)(b)1988 Act;

"UPPER TIER MEMBER"
a Member who is paying contributions to the Plan at the higher rate described in Rule C.4.1;

"UPPER TIER SERVICE CREDIT"
in respect of a Member who:

(a)  joined The Extel Section with effect from Commencement Date;
(b)  was not in receipt of a pension at Commencement Date; and
(c) had not ceased on or before Commencement Date to accrue benefits under the Old Plan with entitlement to deferred pension under the Plan at Commencement Date the number of months of additional notional pensionable service calculated as follows:

     (i)  for a Member who had not attained age 62 on Commencement Date,

          N x 36
          --
          NS

          where

          N = the number of calendar months of the Member's Pensionable Service completed after Commencement Date but before Normal Retirement Date as an Upper Tier Member;

          NS= the number of calendar months of the Member's potential Pensionable Service from Commencement Date to Normal Retirement Date

          Provided that should any of the Member's potential Pensionable Service be part-time employment, the Member's benefits shall be adjusted appropriately as the Trustee acting on the advice of the Actuary shall decide; and

    (ii) for a Member who had attained age 62 on Commencement Date and was an Upper Tier Member on that date, the actual number of months' difference between Commencement Date and that Member's 65th birthday;

B.   ADMINISTRATION OF SECTION

B.1  LEAD COMPANY

     Exshare Financial Limited (previously called Extel Financial Limited) registered in England No. 949387 is the Lead Company of The Extel Section.

B.2  INVESTMENT COMMITTEE

     See Trust Deed clause C.6.

B.3  TRANSITIONAL ARRANGEMENT

     On the occurrence of any event specified in Schedule 3B to the Trust Deed any Member entitled to an adjustment of all or part of his or her benefits from (or by reference to) The Extel Section shall have his or her benefits increased in such manner as the trustee shall determine by an amount equal in value to 54.43 per cent of the benefits which are to be adjusted. On the occurrence of any event specified in Schedule 3 to the Trust Deed (which could be relevant if a Member who was a Member of another Section on 1 August 1988 transfers to The Extel Section) then the provisions of Schedule 3 to the Trust Deed shall apply.

B.4  EMPLOYMENTS TO WHICH THESE RULES RELATE

     These Rules shall apply to employments with the following Employers:

     NAME OF EMPLOYER                             REGISTERED NUMBER

     Exshare Financial Limited                          949387
     The Financial Times Limited                        227590
     Financial Times Information Limited                980896
     AFX News Limited                                  2505735

     These Rules shall also apply to employments with such other of the Employers as the Principal Company with the consent of the Trustee may allow.

B.5. EQUAL TREATMENT

     To the extent required by law the Rules shall be subject to an overriding equal treatment rule as set out in s62 1995 Act.

C.        MEMBERSHIP AND CONTRIBUTIONS

C.1       MEMBERSHIP

C.1.1 Every Employee who was a Lower Tier Member of The Extel Section on 31 March 1995 shall subject to Rules C.1.4 and C.1.5 remain a Lower Tier Member and every Employee who was an Upper Tier Member on 31 March 1995 shall, subject to Rules C.1.4 and C.1.5 remain an Upper Tier Member.

C.1.2     No Employee shall be admitted as a Member after 31 March 1995.

C.1.3 An Employee who was a Limited Member on 31 March 1995 and who did not on 1 April 1995 leave Service or become an FP Member or an MP Member of the Pearson Group Sections became an Original Section Life Assurance Member of the Pearson Group Sections on 1 April 1995 and shall not be entitled to any benefits under The Extel Section after 1 April 1995.

C.1.4 A Member may terminate his or her Pensionable Service whilst remaining in Service by giving to the Lead Company not less than one month's notice or such shorter period as may (subject to any statutory requirements) be agreed by it. The Member will then become entitled to the withdrawal benefits as specified in Rule F.2.1 or F.3 (as appropriate).

C.1.5 A Member who is a Lower Tier Member may elect by notice in writing to the Trustee to become an Upper Tier Member with effect from the 6 April next following the date of the election but subject to that Member paying contributions under Rule C.4.1 at the rate of Upper Tier Members.

C.2       ABSENCE FROM WORK

C.2.1 Subject to Rule C.2.4 below, if a Member is absent from work for a reason approved by his or her Employer for the purpose of this Rule (whether or not remaining in Service) he or she shall be deemed to remain a Member provided there is, in the opinion of his or her Employer, a definite expectation of his or her return to work or the absence is because of incapacity and he or she is receiving pay under a sick pay or permanent health insurance scheme of the Employer. The period for which membership shall be deemed to continue shall be:

          (a)  the period of absence, if the absence is due to incapacity; or

          (b) if the absence is due to any other reason, 36 months or such shorter period as there remains a definite expectation of his or her return to work unless the Lead Company (with the consent of the Commissioners of Inland Revenue if appropriate) allows a longer period of absence to count as membership.


C.2.2 Subject to this Rule C.2.2 and to Rule C.2.4, a period of absence will only count as Pensionable Service if the Member continues to pay contributions to the Plan during a period of absence or makes up the arrears on his or her return to work; this is subject to the exception in the case of a Member who is receiving contractual pay or statutory maternity pay during maternity absence as specified in Rule C.2.4 below.

          If (and for so long as) a Member's remuneration during a period of absence is, in the opinion of the Trustee less than it would have been but for the absence, or if the Trustee agrees for any other reason:

         (a) he or she may elect to suspend payment of contributions. He or she may pay those contributions later on a basis agreed with the Trustee; or

         (b) he or she may elect to pay contributions on the basis of his or her remuneration immediately before the date it was reduced (the date and the amount of the reduction being decided by the Trustee) in which case his or her benefits will be calculated by reference to his or her remuneration immediately before it was reduced; or

         (c) he or she may elect to pay contributions on the basis of his or her reduced remuneration in which case his or her new benefits will be calculated by reference to his or her reduced remuneration unless the Trustee decides that in fairness some addition should be made to his or her pension (subject to Approval) because he or she has paid contributions in the past on greater remuneration.


C.2.3 All Members will continue to be covered for the death benefits set out in Rules E.1.1 and E.1.2 during any period of absence which counts as Service.

C.2.4 A female Member who is absent from work due to pregnancy or confinement and who gives notice of her intention to return to work under s33 Employment Protection (Consolidation) Act 1978 shall not be treated as leaving Service and the period of absence shall subject to Rule C.2.2 be treated as Pensionable Service. She shall be covered for the death benefits set out in Rule E1.1 unless and until she has failed to return to work on the last day on which she could return to work under the provisions of that Act, but she shall then become entitled to the withdrawal benefits set out in Rule F.2 or F.3 (as appropriate). If she returns to work before such last day she shall not be entitled to the withdrawal benefits as she will continue to be in Pensionable Service. During any period of maternity absence where the female Member continues to receive contractual pay or statutory maternity pay and the provisions of Schedule 5 Social Security Act 1989 apply, she shall be obliged to pay contributions not on Gross Pay but on her basic remuneration at the rate in payment to her for the time being but she shall receive benefits based on the pay she would have received if she had been working normally.


C.3      PART-TIME EMPLOYMENT

C.3.1 This Rule applies to a Member who is required by his or her contract of employment to work fewer hours than the standard full-time working hours. The decision of his or her Employer as to the standard full-time working hours and the amount of remuneration which would have applied if the Member had been employed full-time is final.

C.3.2 The Member's Pensionable Service is adjusted for the purpose of calculating his or her Scale Pension. The adjustment is made by multiplying his or her Pensionable Service by the fraction PT/FT where:

         PT is the number of hours each week (or other period selected by the Employer for this purpose) which the Member is from time to time required by his or her contract of employment to work; and

         FT is the standard full-time number of hours as decided from time to time by the Employer.

C.3.3 The Member's basic remuneration is notionally increased by multiplying it by the fraction FT/PT which terms have the same meaning as in Rule C.3.2.

C.3.4 If the number of hours which the Member is required by his contract of employment to work for the period used in calculating PT changes, the Trustees will apply a new fraction to the Member's period of Pensionable Service following the effective date of the change to take account of that change. The fraction will also change if the standard full-time number of hours changes unless the part-time employee receives, in the opinion of his or her Employer, a commensurate adjustment to his or her basic remuneration.

C.4       MEMBER'S CONTRIBUTIONS

C.4.1 Subject to Rule C.4.2, each Member shall contribute to the Plan until his or her Pensionable Service ends. The annual rate of contributions shall be 6 per cent of an Upper Tier Member's Gross Pay (unless he or she became a Member before 1 January 1971, when under the age of 35, in which case his or her contributions shall be at the rate of 5 per cent) or 3.5 per cent of a Lower Tier Member's Gross Pay.

C.4.2 No Member will be required to contribute to the Plan under Rule C.4.1 after completion of 40 years of Pensionable Service. A Member's Service thereafter does not count towards Pensionable Service. For the purposes of this Rule C.4.2, only 3/5ths of his or her Pensionable Service as a Lower Tier Member counts towards a Member's 40 years.

C.4.3 Members may make Additional Voluntary Contributions on a money purchase basis or on the basis of his or her being awarded an additional period of Pensionable Service, and in either case in accordance with clause F.1 of the Trust Deed. The Trustee's consent is required in the case of a Member who wishes to pay Additional Voluntary Contributions on the latter basis if he did not pay them to the Old Plan on that basis.

C.4.4 Each Member's contributions shall be collected by the Employer by deduction from the Member's remuneration or in such other manner as the Trustee shall decide. All such contributions shall be paid by the Employers forthwith to the Trustee or as the Trustee shall otherwise direct.

C.5       CHANGE OF EMPLOYER

          If any Member transfers from the Service of one Employer to the Service of another Employer and these Rules apply to employment with both Employers, the Member shall not be treated as leaving Pensionable Service on the transfer.

C.6       LINKED PENSIONABLE SERVICE

C.6.1     Subject to Rules C.2.2, C.2.4 and C.6.2 and to clause H.2 and
          Schedule 4 of the Trust Deed, a Member who leaves and re-enters Pensionable Service or whose Pensionable Service is interrupted shall receive benefits in respect of each period of Pensionable Service as if he or she had not previously been in Pensionable Service.

C.6.2 Where a Member leaves and re-enters Pensionable Service or a Member's Pensionable Service is interrupted in circumstances where the Member has retained a right to pension benefits under The

     Extel Section of the Plan in respect of the first period of Pensionable Service the Member may, with the consent of the Lead Company, elect to surrender his or her entitlement to pension benefits in respect of the first period of Pensionable Service on terms that the two periods of Pensionable Service be aggregated for the purpose of calculating his or her entitlement to benefits under the Plan.

C.7  SECONDMENT

     Any Member who is seconded or transferred by his or her Employer to work for another employer (whether or not in the United Kingdom and including any government agency) may, by written agreement between the Member and his or her Employer, be deemed to remain a Member in Pensionable Service for a period which is determined by the Employer and will not prejudice Approval.

D.        BENEFITS ON RETIREMENT

D.1.1     PENSION ON RETIREMENT AT NORMAL RETIREMENT DATE

          Each Member who retires from Pensionable Service at Normal Retirement Date shall receive an immediate annual pension equal to his or her Scale Pension.

D.1.2 No pension under Rule D.1.1 shall exceed Inland Revenue Limits or be less than required by the Contracted-out Requirements.


D.2.1     LATE RETIREMENT

          If, with the consent of the Employer, a Member remains in Service after Normal Retirement Date his or her Pensionable Service shall be deemed to continue and the Member shall continue to contribute subject to Rule C.4.2. Unless Rule C.4.2 applies the annual rate of the Member's pension shall be calculated under Rule D.1.1 as if the date he or she ceased to contribute to the Plan under Rule C.4.1 was his or her Normal Retirement Date. If this pension is not paid to the Member with effect from the date he or she ceases to contribute under Rule C.4.1 it shall be increased until it does commence by a percentage decided by the Trustee after consulting the Actuary. If Rule C.4.2 applies the Member's pension is calculated using Pensionable Service up to the date Rule C.4.2 applies but Final Pensionable Salary and Revalued Fluctuating Earnings at the date of the Member's late retirement are used if they are higher than at the date Rule C.4.2 applied.

D.2.2 If a Member remains in Service after Normal Retirement Date he or she may, if the Trustee agrees, exercise option (a), (b) or (c) below:

          (a) take an immediate pension calculated under Rule D.2.1 from a date (the "agreed date") he or she agrees with the Trustee (but not later than his or her retirement from Service);

          (b) take a cash sum under Rule D.6.1 on, and the balance of his or her pension under Rule D.2.1 from, the agreed date;

          (c) take a cash sum under Rule D.6.1 on the agreed date, and the balance of his or her pension under Rule D.2.1 from a later date he or she agrees with the Trustee (but not later than his or her retirement from Service).

          A Member who exercises any of the above options is deemed to have retired on the agreed date. These options do not apply to a Member who joined the Old Plan or the Plan on or after 1 June 1989 and who is not a Protected 1989 Member.

D.2.3 No pension under Rules D.2.1 or D.2.2 shall exceed Inland Revenue Limits or be less than required by the Contracted-out Requirements.


D.3.1     EARLY RETIREMENT DUE TO INCAPACITY

          If a Member retires from Pensionable Service with the consent of the Lead Company at any time before Normal Retirement Date on account of Incapacity the Member shall be entitled to receive an immediate pension equal to 50 per cent of his or her Scale Pension calculated on the basis of the following assumptions:

        (a) that the Member had remained in Pensionable Service until Normal Retirement Date without change in his or her Salary;

        (b) that his or her Fluctuating Earnings stopped at and were revalued up to the 5 April before the date of early retirement;

        (c) that his on her Pensionable Service from the date of early retirement until Normal Retirement Date is comprised of Upper Tier membership and Lower Tier membership in the same ratio as his or her completed Pensionable Service after 6 April 1978;

        Provided that the Scale Pension so calculated will not be less than the Member's Scale Pension calculated as at the date his or her Pensionable Service ends without taking any account of prospective Pensionable Service.

D.3.2 No pension under Rule D.3.1 shall exceed Inland Revenue Limits or be less than required by the Contracted-out Requirements.

D.4.1   EARLY RETIREMENT FOR REASONS OTHER THAN INCAPACITY

        If a Member not entitled to a pension under Rule D.3.1 retires from Pensionable Service with the consent of the Lead Company on or after age 50 and before Normal Retirement Date, he or she may, if the Lead Company agrees, elect to receive an immediate pension calculated as in Rule D.1.1 but based on Final Pensionable Salary and Revalued Fluctuating Earnings at, and Pensionable Service up to, the date of retirement and the pension shall then be reduced by multiplying it by the factor shown in the following table:

        EXACT AGE AT EARLY RETIREMENT                 FACTOR

        60 and above                                  1
        59                                            0.970
        58                                            0.941
        57                                            0.913
        56                                            0.885
        55                                            0.859
        54                                            0.833
        53                                            0.808
        52                                            0.784
        51                                            0.760
        50                                            0.737


        This table is interpolated to take account of complete months of age attained at the date of early retirement.

        In the case of a Member who was in Pensionable Service on 31 August 1991, however, the early retirement pension payable in the circumstances described in this Rule D.4.1 must not be less than the pension which would have been payable in these circumstances under the rules of the Old Plan in force on August 1991.

D.4.2 No pension under Rule D.4.1 shall exceed Inland Revenue Limits or be less than required by the Contracted-out Requirements.

D.4.3 Where a pension payable to a Member is to be increased after the Member reaches State Pensionable Age by reason of Rules D.4.2 or D.3.2, the pension payable to the Member before the Member reaches that age may be decreased by such amount as the Actuary prescribes but not so that the actuarial value of the pension payable is less than the actuarial value of the pension that would have been payable but for this Rule. The acturial value must be certified as reasonable by the Actuary.

D.4.4 The Trustee shall be reasonably satisfied that, on the date when the pension under Rule D.4.1 becomes payable, its value, together with the value of my benefit payable on the Member's death, is not less than the value on that date of any benefits which have accrued to or in respect of the Member, including for this purpose any increases in benefit which the Trustee estimates would accrue in accordance with the 1993 Act and taking into account the preservation requirements under the 1993 Act, if the Member elected to take a deferred pension under Rule F.3.

D.5.1   OPTIONAL PENSION FOR DEPENDANTS

        A Member may elect in writing to surrender part of his or her pension in order to provide one or more pensions payable on the Member's death to the Member's spouse and/or any Dependants nominated by the Member.

D.5.2   The option in D.5.1 above is subject to the following conditions:

        (a) it must be exercised within 12 months before the Member's pension becomes payable;

        (b) the aggregate of the pensions so provided shall be equal in value to the part of the Member's pension surrendered, calculated on a basis certified as reasonable by the Actuary;

        (c) the option may not be exercised so that the annual amount of a spouse's or Dependant's pension would be less than the limit specified in Rule D.6.3 at the time of surrender, or more than the Member's pension (including any part of it paid or payable in the form of cash under Rule D.6.1 but ignoring any reduction under Rule D.4.3) as reduced by the part surrendered;

        (d) the aggregate annual amount of the spouse's and Dependants' reversionary pensions together with any pension contingently payable in respect of the Member shall not exceed the annual amount of the Member's pension after surrender but before commutation under Rule D.6.1 and ignoring any reduction under Rule D.4.3;

        (e) if the spouse or nominated Dependant dies before the Member but after the Member's pension has commenced, the Member's pension after surrender shall not be affected, but if the spouse or nominated Dependant dies before the Member's pension becomes payable, the election under this Rule D.5.2 will be cancelled automatically and deemed not to have been exercised; and

        (f) the exercise of the option shall be subject to such restrictions as the Trustee considers appropriate to ensure that the Member's pension is not less than required by the Contracted-out Requirements.

D.6.1  COMMUTATION

       A member may (subject to any restrictions pursuant to clause F.1 and clause G.1 of the Trust Deed and to the Contracted-out Requirements) commute the whole or part of his or her pension for a lump sum by giving written notice to the Trustee. The lump sum shall not exceed Inland Revenue Limits. The amount of the pension foregone shall be such as the Trustee shall determine calculated on a basis certified as reasonable by the Actuary. This option must be exercised, and shall not take effect, before the date when the Member's pension under the Plan commences or (if earlier) the Member's Normal Retirement Date. This Rule
       D.6.1 shall not apply if Rule D.6.2 or Rule D.6.3 applies.

D.6.2 If a Member becomes entitled to payment of a pension in exceptional circumstances of serious ill-health, the Trustee may pay the Member in lieu of the whole or any part of that pension in excess of his or her GMP a lump sum of such amount as it shall determine, calculated on a basis certified as reasonable by the Actuary. Such sum may exceed Inland Revenue Limits applicable to lump sum payments.

D.6.3 The Trustee may pursuant to this Rule D.6.3 pay a Beneficiary in lieu of his or her pension or of any benefits payable on his or her death a lump sum of such amount as the Trustee shall determine, calculated on a basis certified as reasonable by the Actuary. This power may be exercised only if the aggregate annual amount of the pensions and pension equivalent of any lump sums to which that person is entitled under the Plan and under all other Retirement Benefits Schemes to which any of the Employers contributes or has contributed does not exceed L260 or any such other amount as may be prescribed under s21(1) and s77(6) 1993 Act and shall not prejudice Approval. For this purpose, where a Member's pension is due to commence prior to reaching State Pensionable Age, commutation under this Rule D.6.3 shall only be available where (i) a state scheme premium has been paid (or is treated as having been paid) in respect of the Member pursuant to the 1993 Act or the Member's benefits accrued pursuant to the Contracted-out Requirements are determined on the basis set out in
       Schedule 4 to the Trust Deed using (in the case of the Member's prospective GMP) the fixed rate revaluation method, and (ii) the Member is treated by all other schemes relating to his employment by the Employer as having retired or all of them are being wound up and the provisions of (i) apply to those schemes. On payment of a lump sum under this Rule, all entitlements to benefits payable to or in respect of the Member cease.

E.      BENEFITS OF DEATH

E.1.1   DEATH OF A MEMBER IN SERVICE

        On the death of any Member (other than a Member who has terminated Pensionable Service under Rule C.1.4) in Service the Trustee shall pay:

        (a)    if the Member dies before Normal Retirement Date,

               (i) a lump sum equal to, in the case of an Upper Tier Member, the sum of four times his or her Salary and four times his or her Average Revalued Fluctuating Earnings both calculated as at the date of death, or in the case of a Lower Tier Member, 240 per cent of the sum of his or her Salary and Average Revalued Fluctuating Earnings both calculated as at the date of death; and

               (ii) the amount of his or her contributions to the Plan and to the Old Plan other than Additional Voluntary Contributions paid on a money-purchase basis; and

               (iii) the value of his or her benefits as determined under Clause F.1.4(a) of the Trust Deed; or

        (b) if the Member dies after Normal Retirement Date, a lump sum of five times the pension which he or she would have received had he or she retired on the day before death ignoring any increases which would have applied while in payment;

        and in either case

        (c) to the Member's spouse, an annual pension equal to 50 per cent of the Member's Scale Pension calculated as if he or she had remained in Pensionable Service until Normal Retirement Date without change in his or her Salary and assuming that his or her Fluctuating Earnings stopped at the date of his or her death and also that his or her Pensionable Service from the date of death until Normal Retirement Date is comprised of Upper Tier membership and Lower Tier membership in the same ratio as his or her completed Pensionable Service after 6 April 1978. However, the spouse's pension must not be less than the greater of (a) the spouse's GMP plus 50 per cent of the Member's pension in respect of Pensionable Service before 6 April 1978 and (b) 1/160th of the Member's Salary at death multiplied by his or her period of Contracted-out Employment; and

        (d) if the Member leaves one or more Children, an annual pension to each Child of one sixth of the Member's Scale Pension (calculated as in (c) above) Provided that if the Member leaves more than three Children the total annual amount of the pensions payable to the Children is limited to 50 per cent of the Member's Scale Pension (payable to the Children in equal shares).

E.1.2 The benefits payable under Rule E.1.1 shall not exceed Inland Revenue Limits nor shall any pension payable to a Member's surviving spouse be less than required by the Contracted-out Requirements.

E.2.1     DEATH WHILST ENTITLED TO A DEFERRED PENSION

          On the death of a Member whose Pensionable Service has terminated and who is entitled to a deferred pension from the Plan in excess of his or her GMP the Trustee shall pay:

          (a) the value of his or her benefits as determined under Clause F.1.4(a) of the Trust Deed; and

          (b) (i) subject to Rule E.2.2, a lump sum equal to the Member's contributions to the Plan and to the Old Plan (other than Additional Voluntary Contributions paid on a money-purchase basis) together with compound interest at the rate of 3 per cent per annum with yearly rests (or such higher rate determined by the Lead Company) calculated on the 31 December each year. No interest runs for the period from the 31 December preceding the date of the Member's death, if this is not a complete year. There is then deducted an amount advised by the Actuary to be equal to the capital value of the spouse's GMP; or

               (ii) subject to Rule E.2.3 to the Member's spouse, if the spouse so elects, a pension equal to 50 per cent of the Member's deferred pension under Rule F.3 revalued to his or her date of death in accordance with Rule F.3(a).

E.2.2 Any lump sum payable under Rule E.2.1(b)(i) must be at least eleven times the amount by which the spouse's Requisite Benefit is greater than the spouse's GMP. Requisite Benefit means a pension payable to the spouse for life equal to 1/160th of the Member's Salary multiplied by the period of his or her Pensionable Service.

E.2.3     (i)  Any spouse's pension payable under Rule E.2.1(b)(ii) must be at least equal to the spouse's GMP plus 50 per cent of the Member's deferred pension in respect of Pensionable Service before 6 April 1978;

          (ii) On the death of a spouse entitled to a pension under Rule E.2.1(b)(ii), the Trustee may pay to one or more Dependants of the Member in such shares as they decide, a sum equal to the amount (if any) by which the lump sum in Rule E.2.1(b)(i) (but ignoring the deduction mentioned in that Rule) exceeds the amount of the spouse's pension which has been paid under Rule E.2.1(b)(ii).

E.2.4 The benefits payable under Rule E.2. shall not exceed Inland Revenue Limits nor shall any pension payable to a Member's surviving spouse be less than required by the Contracted-out Requirements.

E.3.1     DEATH IN RETIREMENT

          On the death in retirement of a Member the Trustee shall pay:

          (a) if the Member dies within five years of the commencement of his or her pension, a lump sum in accordance with Rule H.9.1 equal to the unpaid balance of 60 monthly instalments of the Member's pension under Rules D.1 to D.4 at the rate in force at the date of the Member's death ignoring any increases which would have applied while in payment. If a Member who has exercised option
               (c) in Rule D.2.2 dies before his or her pension starts, a lump sum in accordance with Rule H.9.1 equal to five times the annual pension which would have been payable if it had started on the date of his or her death ignoring any increases which would have applied while in payment;

               (b) to the Member's surviving spouse, a pension equal to 50 per cent of the pension under Rules D.1 to D.4 which the Member would have been receiving at the date of his or her death ignoring the exercise of any option to allocate, commute or reallocate under Rule D.5.1, Rule D.6.1 or Rule D.4.3; and

               (c) if the Member (except a Member in receipt of a pension who was only entitled to a GMP) leaves a Child or Children, a pension to each of the Member's Children equal to one-sixth of the Member's pension under Rules D.1 to D.4 calculated as in (b) above Provided that if the Member leaves more than three Children the total annual amount of the pensions payable to the Children is limited to 50 per cent of the Member's Scale Pension (payable to the Children in equal shares.)

     E.3.2 The benefits payable under Rule E.3.1 shall not exceed Inland Revenue Limits and shall comply with the Contracted-out Requirements. Subject thereto no pension payable to a Member's surviving spouse shall be less than the greater of 1/160th of the Member's Salary at the date his or her Contracted-out Employment ended multiplied by the period of Contracted-out Employment and the spouse's GMP.

     E.3.3 No pension shall be payable to a spouse or Child if a Member has received a lump sum under Rule D.6.3 instead of all of his or her pension.

     E.4       DEPENDANTS' PENSIONS

               If when the Member dies he or she is not survived by a spouse, the Trustee may in its discretion apply all or part of the pension which would have been payable had there been a surviving spouse to or for the benefit of the Member's Dependants in such shares as the Trustee in its discretion thinks fit, in which case the pension so payable shall (unless the Trustee otherwise determines) cease upon the death of the Dependant concerned except where the Dependent is a Child in which case it shall cease when the Child ceases to be a Child.

     E.5       REDUCTION FOR YOUNG SPOUSE

               If a Member's spouse is more than ten years younger than that Member at the date of the Member's death, then the Trustee may (subject to the Contracted-out Requirements) reduce the spouse's pension by an amount determined by the Trustee after consulting the Actuary (such amount not to be greater than 2.5 per cent in respect of each complete year in excess of ten and so in proportion for completed months).

     E.6       RECENT MARRIAGE OF A MEMBER

               If the spouse's marriage to the Member took place after he or she ceased to be in Pensionable Service and the Member dies within six months of the marriage, the spouse's pension is restricted to the spouse's GMP (or such greater amount as the Lead Company may decide) and its will cease on the spouse's remarriage before State Pensionable Age.

F.     BENEFITS ON WITHDRAWAL

F.1    BENEFITS ON WITHDRAWAL

       On the termination of Pensionable Service of a Member before Normal Retirement Date otherwise than by death or where the Member does not elect to receive the benefits payable on early retirement under Rule
       D.3.1 or D.4.1 if those Rules apply, the Member shall be entitled to receive the benefits specified in either Rule F.2.1 or F.3 (as appropriate).

F.2.1  RETURN ON CONTRIBUTIONS

       Subject to Rule F.2.2, if the Member has not completed two years of Qualifying Service and no transfer payment has been received in respect of the Member's rights from a Personal Pension Scheme under clause G.1 of the Trust Deed, the Trustee shall pay a lump sum equal to:

       (a) the amount of contributions (excluding Additional Voluntary Contributions paid on a money-purchase basis) which the Member has made or is deemed to have made to the Plan plus interest at 3 per cent per annum compound with yearly rests (or any higher rate decided by the Lead Company). Interest is calculated at 31 December each year. Interest does not run for the period after the 31 December preceding the date the Member's Pensionable Service ends if this is not a complete year; plus

       (b) the value of this benefits as determined under clause F.1.4(a) of the Trust Deed; less

       (c) the amount in relation to any contributions equivalent premium paid in respect of the Member as defined by and in accordance with s61(2) 1993 Act; less

       (d) the amount of tax or duty for which the Trustee is liable in respect thereof.

F.2.2 As an alternative to Rule F.2.1, the Member may notify the Trustee in writing within one month after his or her Pensionable Service ends that instead of receiving a return of his or her contributions, he or she wishes Rule F.3 or F.5 to apply to him or her.

F.3    DEFERRED PENSION

        If the Member has completed two years or more of Qualifying Service or a transfer payment in respect of the Member's rights under a Personal Pension Scheme has been received under clause G.1 of the Trust Deed, the Member shall be granted at the Member's option either of the benefits specified at (a) or (b) below. If the Member fails to notify the Trustee in writing of his or her choice within six months of ceasing to be in Pensionable Service, the Member will be deemed to have chosen option
        (a). (This is without prejudice to the Member's right under s95 1993
        Act).

       (a) A deferred pension commencing at Normal Retirement Date at an annual rate equal to the greater of:

            (i)  A x B; and

            (ii) (A x (B - C)) + D

            where:

               A=    the revaluation percentage referred to in paragraph 1 of
                     Schedule 3 to the 1993 Act;

               B= the Scale Pension (except that this is calculated using his or her Salary at the date of leaving Pensionable Service instead of Final Pensionable Salary);

               C= any part of the Scale Pension which consists of the GMP applicable to the Member on the day after the day his or her Pensionable Service ends; and

               D= any part of the Scale Pension which consists of the GMP as revalued in accordance with Schedule 4 of the Trust Deed.

               However, the deferred pension must be increased, if necessary, so that its value will, to the reasonable satisfaction of the Trustee exceed or compare reasonably with the Member's contributions to the Plan and the Old Plan (other than his or her Additional Voluntary Contributions).

         (b) if the right conferred by Chapter IV of Part IV of the 1993 Act summarised in clause G.2 of the Trust Deed applies to the Member, a transfer payment in accordance with such right.

F.4      LATE PAYMENT

         A Member entitled to a deferred pension under Rule F.3 who remains in employment after Normal Retirement Date may, on attaining Normal Retirement Date, elect by notice in writing to the Trustee to postpone payment of his or her pension beyond that date. If the payment of a Member's pension is postponed it shall commence on a date no later than the date of the Member's actual retirement from employment or his or her 70th birthday (if earlier). If the deferred pension is postponed it shall be increased when it becomes payable by such amount as the Trustee on the advice of the Actuary shall decide in order to comply with Rule F.6.2 and also to take account of the later date on which the pension comes into payment.

F.5.1    EARLY PAYMENT

         A Member who is aged 50 or more and who is entitled to a deferred pension under Rule F.3 may make a request to the Trustee (subject to Rule F.5.2), that his or her pension should commence before Normal Retirement Date. The Trustee may accept or reject the request. The amount of the deferred pension shall be reduced for each year and proportionately for each complete month by which the date it starts to be paid is before Normal Retirement Date (the "Shortfall Period") as follows:

         (a) if the Member's contributions had ceased due to the application of Rule C.4.2. the reduction is 2.5 per cent;

         (b) if the period of further Pensionable Service (after any adjustment required in respect of Lower Tier membership under Rule C.4.2) which he or she had to complete, on the day his or her Pensionable Service ended, to achieve the Pensionable Service limit under Rule C.4.2 (the "Accrual Period") is greater than or equal to the Shortfall Period, the reduction is 5 per cent;

         (c) if the Accrual Period is less than the Shortfall Period, the reduction is 5 per cent for the balance of the Accrual Period and
               2.5 per cent for the remainder of the Shortfall Period thereafter;

         For the purpose of the Rule F.5.1, Rule C.4.2 is applied as if the Member had remained in the same Tier of membership as applied at the date he or she ceased to be in Pensionable Service.

F.5.2 Where Rule F.5.1 applies to a female Member who was a member of the Old Plan on 31 August 1991 and who joined the Plan on Commencement Date the pension shall:

         (a) in respect of Pensionable Service before 31 August 1991 be reduced only if she is under age 60 and if so the pension shall be calculated as if her 60th birthday was her Normal Retirement Date;

         (b) in respect of Pensionable Service from 31 August 1991 be reduced and calculated by reference to Normal Retirement Date.

F.5.3 Where Rule F.5.1 applies to a male Member who was a member of the Old Plan on 31 August 1991 and who joined the Plan on Commencement Date the pension shall:

         (a) in respect of Pensionable Service before 17 May 1990 be reduced and calculated by reference to Normal Retirement Date;

         (b) in respect of Pensionable Service from 17 May 1990 and before 31 August 1991 be reduced only if he is under age 60 and if so the pension shall be calculated as if his 60th birthday was his Normal Retirement Date;

         (c) in respect of Pensionable Service from 31 August 1991 shall be reduced and calculated by reference to Normal Retirement Date.

F.6.1    MINIMUM AMOUNTS ON EARLY OR LATE PAYMENT

         Any pension payable under Rules F.4 or F.5.1 shall not be less than required by the Contracted-out Requirements.

F.6.2 The Trustee shall, after consulting the Actuary, ensure to its reasonable satisfaction that on the date when a pension becomes payable under Rule F.4 or Rule F.5, its value, together with the value of any benefits payable on the Member's death, is not less than the value on that date of any benefits which have accrued to or in respect of the Member, including for this purpose any increases in benefits which have accrued or which the Trustee estimates would accrue (as appropriate) in accordance with the 1993 Act taking account of the preservation requirements in the Act.

F.6.3 Where a pension payable to any Member is to be increased after the Member reaches State Pensionable Age by reason of Rule F.6.1, the pension payable before the Member reaches that age shall be decreased by such amount as the Actuary prescribes but not so that the actuarial value of the pension payable is less than the actuarial value of the pension that would have been payable but for this Rule. The actuarial value must be certified as reasonable by the Actuary.

F.7  TRANSFERS

     In any case where a Member's accrued benefits are transferred out of the Plan the transfer payment in respect of the Member must not be less than an amount equal to 110 per cent of the Member's contributions other than Additional Voluntary Contributions paid on a money purchase basis plus interest at the rate of 3 per cent per annum compounded with yearly rests and calculated at 31 December each year. No interest runs for the period from 31 December preceding the date the Member's Pensionable Service ends, if this is not a complete year.

G.    ADDITIONAL BENEFITS

G.1.1 PENSION INCREASES

      On each 1 January that part of each pension in payment which is in excess of the GMP shall (subject to Rule G.1.2) be increased by the percentage increase in the Prices Index during the year ending on the previous 30 September. A proportionate increase shall be made to any pension which commenced after the previous 1 January except where the pension is payable to a spouse, Child or Dependant and commenced on the termination of the Member's own pension.

G.1.2 Pension increases under Rule G.1.1 shall not apply to pensions provided by Additional Voluntary Contributions paid on a money-purchase basis by a Member after 31 January 1995 and shall only apply to pensions provided by transfer payments received by the Plan (rather than the Old
      Plan) and to discretionary benefits and discretionary increases to the extent (if any) that the Lead Company with the consent of the Trustee has agreed.

H.   PAYMENT OF BENEFITS

H.1    PENSIONS

       All pensions payable under the Rules are annual pensions accruing from day to day payable for life unless the contrary is stated and, unless the Trustee otherwise decides, shall be paid by equal monthly installments in advance on such day in each calendar month as may be selected by the Trustee.

H.2    METHOD OF PAYMENT

       All payments shall be made by bank credit transfer but at the payee's request the Trustee may in any case make payments at the payee's risk by cheque through letter post to the payee's last known address in the British Isles or by other means. The Trustee may, but shall not be obliged to, pay benefits in any currency other than sterling on terms to be agreed between the Trustee and the Member. Where the emoluments of a Member are payable in another currency, they shall for the purpose of determining their amount on any date at which a calculation of the Members emoluments is to be made be converted into sterling at the rate of exchange obtainable from the bankers of the Trustee or its agents on that date.

H.3    INTEREST ON LATE PAYMENT

       The Trustee may in its absolute discretion pay interest on any sums payable to any person if such sums are not paid within 28 days of the date on which payment is due and at such rate as the Trustee may in any particular case decide.

H.4.1  DISPUTES

       The Trustee, whose decision shall be final and binding, shall decide all questions and matters of doubt arising in connection with the amount of any pension or lump sum, or the amount of any increase or reduction or the amount which is equivalent or of equal value to any pension or instalment of pension and in doing so the Trustee shall have regard to the advice of the Actuary who shall be entitled to make such assumptions as the Actuary deems appropriate and to take into account any other benefits prospectively payable in respect of the Member who is entitled to the benefit in question.

H.4.2 Any dispute shall be resolved in accordance with the Dispute Resolution Procedure.

H.4.3 Where two or more persons have a claim to be the surviving spouse of any Member then any benefit payable under the Rules to or for the benefit of the surviving spouse shall in the absolute discretion of the Trustee be paid or applied to or for the benefit of such one or more of the claimants and in such proportions as it thinks fit, save that the benefits (if any) payable to a surviving spouse pursuant to the Contracted-out Requirements shall only be payable to the person entitled under the Contracted-out Requirements to receive the same.

H.5       PROVISION OF INFORMATION

          If any Member fails to furnish to the Trustee or the Lead Company any particulars required by them when required to do so or if any evidence of health furnished by such person is unsatisfactory to the Trustee or to the Lead Company (as appropriate), or if such particulars as have been furnished to the Trustee or to the Lead Company (whether or not requested by them) are found to be false, the Trustee may (subject to the preservation requirements of the 1993 Act) modify the benefits provided or to be provided in respect of such Member under the Rules in such manner as it considers to be appropriate after consulting the Actuary, but not so that the benefits would be less than required by the Contracted-out Requirements.

H.6       DEDUCTION OF TAX

          The Trustee shall be entitled to deduct from any benefit payable any tax or duty for which the Trustee is liable in respect of the benefit concerned.

H.7.1     MINORS

          Where a pension is payable for the benefit of any minor the Trustee may at its discretion:

          (a) pay the pension to the minor's guardian or to any person with whom the minor resides or under whose care and control the minor is or appears to be, without being obliged to ascertain whether such guardian or other person has any right to the care and control of that minor or to supervise the application of the pension by such guardian or other person and without being responsible for any misapplication, and the receipt of the guardian or such other person to whom any moneys are paid shall be conclusive evidence that the Trustee has applied those moneys for the benefit of the minor; or

          (b) apply the pension or any part of it towards the education or other benefit of the minor in any other way as the Trustee sees fit and the receipt of the person to whom any moneys are paid shall be conclusive evidence that the Trustee has applied those moneys for the benefit of the minor.

H.7.2 Any pension payable to a Child of a Member shall be payable until the Child ceases to be a Child.


H.8       PROTECTION FOR THE TRUSTEE

          The Trustee shall not be accountable in respect of, or obliged to see to, the application of any payment which is otherwise made in accordance with the Rules if it is made:

          (a) to a minor direct or to his or her parent or guardian or to the person with whom he or she resides; or


          (b) to any person who appears to the Trustee after reasonable enquiry to be a spouse to whom the payment may be made under the Rules, notwithstanding that such person is not such a spouse; or

         (c) to any individual or institution who or which is or appears to be responsible for the care of a person to whom the payment may be made under the Rules if the Trustee considers that that person's incapacity does not warrant its making the payment to him or her direct.

H.9.1     DISTRIBUTION OF LUMP SUM DEATH BENEFITS

          Subject to the remaining provisions of this Rule, any lump sum death benefit becoming payable under the Rules shall be held by the Trustee upon trust with power to pay or apply the same to or for the benefit of all or any one or more of a class consisting of:

          (a) the children, parents and grandparents of the Member and the Member's spouse or cohabitee;

          (b) the issue of any such individuals (including stepchildren and adopted children);

          (c)  the spouses of any individuals in (a) and (b) and their issue;

          (d)  the Member's Dependants;

          (e) any individual or body of persons (whether or not natural persons) nominated by the Member by notice in writing addressed to and received by the Trustee (or addressed to the trustee of the Old Plan and notified to the Trustee) during the Member's lifetime to receive the whole or any part of such benefit;

          (f) any persons entitled to any interest in his or her estate (including unincorporated associations and trusts) under any valid testamentary disposition made by him or her or upon his or her intestacy; and

          (g)  the Member's legal personal representatives;

          in such shares and proportions (if more than one) as the Trustee in its absolute discretion decides.

H.9.2 The Trustee may also apply the whole or any part of such lump sum benefit by transferring it to trustees to be held by such trustees for any individual and/or body of persons referred to in (a) to (e) of Rule H.9.1 upon such trusts and powers (including discretionary trusts or powers exercisable by such trustees, including the power to charge remuneration) as the Trustee shall decide. Any expenses, fees or other outgoings incurred in connection with any payment, application or transfer pursuant to this Rule may, if the Trustee so decides, be deducted from or paid out of such benefits.

H.9.3 If any part of such lump sum benefit is not applied in accordance with Rule H.9.1 or Rule H.9.2 within a period of 24 months after the date of the Member's death it shall be paid to the Member's legal personal representatives.

H.9.4 The whole or any part of any lump sum death benefit shall be retained as part of the Fund if the Crown, the Duchy of Lancaster or the Duke of Cornwall would otherwise benefit therefrom.

                                    APPENDIX

            SPECIAL PROVISIONS IN RESPECT OF MEMBERS OF THE OLD PLAN WHOSE PENSIONABLE SERVICE ENDED PRIOR TO 1 FEBRUARY 1995

In accordance with clause 2.2 of the Deed of Adherence and Adoption of Rules dated 31 January 1995, the improvements to the benefits of persons who immediately before the Commencement Date were deferred pensioners or pensioners under the Old Plan, are as follows:

(1)       DEFERRED PENSIONERS:

          The annual rate of the qualifying part of the deferred pension entitlement, including statutory revaluation and any discretionary increases in respect of that part up to the day before the Commencement Date, shall be increased with effect from the Commencement Date by 20 per cent. For this purpose the qualifying part means the whole of the deferred pension but excluding any part of the deferred pension attributable to Additional Voluntary Contributions (whether paid on an added years or money-purchase basis), any pension which only represents Equivalent Pension Benefits and any benefits derived from a transfer-in of assets to the Old Plan.

          The above improvement will be taken into account in calculating benefits for spouses and children.

          The normal retirement date for deferred pensioners is unchanged from that which applied under the Old Plan.

(2)       PENSIONERS

          The annual rate of the qualifying part of the pension entitlement of a pensioner, including any discretionary increases in respect of that part up to the day before the Commencement Date, shall be increased with effect from the Commencement Date by 20 per cent. For this purpose the qualifying part means the whole of the pension but excluding any part of the pension attributable to Additional Voluntary Contributions (whether paid on an added years or money-purchase basis), any pension which only represents Equivalent Pension Benefits and any pension derived from a transfer-in of assets to the Old Plan.

          The above improvement will be taken into account into calculating benefits for spouses and children.

          This 20 per cent increase will also apply to the qualifying part of pensions in payment on the Commencement Date to spouses, children and dependants.

(3)       ANNUAL PENSION INCREASES

          In future, where there is a right under the relevant provisions of the rules of the Old Plan to annual increases while pensions are in payment, or where pensions thereunder have received discretionary increases under the Old Plan the pension will be increased in all respects in accordance with Rule G.1 of the Extel Section. These increases shall also apply to those ex gratia pensions in payment under the Old Plan on the day before Commencement Date.

                                        ( EXECUTED as a deed under the
               LS                       ( Common Seal of Pearson Services
                                        ( Limited in the presence of:



                                                  David Bell
                                                  Director


                                                  J. Rowney
                                                  Secretary



               LS                       ( EXECUTED as a deed under the
                                        ( Common Seal of PEARSON GROUP
                                        ( PENSION TRUSTEE LIMITED in the
                                        ( presence of:


                                                  Peter Gill
                                                  Director


                                                  P Jenkins
                                                  Secretary

                              DATED 21 December 1999
                              -------------------------------------------------



                                          PEARSON SERVICES LIMITED      (1)

                                                  - and -

                                           PEARSON GROUP PENSION
                                              TRUSTEE LIMITED           (2)








                               ------------------------------------------------

                                        DEED OF ADOPTION OF NEW RULES

                                                in respect of

                                              THE EXTEL SECTION

                                                     of

                                        THE PEARSON GROUP PENSION PLAN

                               ------------------------------------------------







                                              Lovell White Durrant
                                               65 Holborn Viaduct
                                                London EC1A 2DY

                                                   B2/JM/RAS